Exhibit 4.11.12

SCHEDULE II
DEUTSCHE BANK AG, NEW YORK BRANCH, as a Class A Committed Note Purchaser
Class A Initial Investor Group Principal Amount: $121,033,335.05
Class A Committed Note Purchaser Percentage: 100%
Class A Maximum Investor Group Principal Amount: $199,820,048.37
Class A Initial Advance Amount: $121,033,335.05
DEUTSCHE BANK AG, NEW YORK BRANCH, as a Class A Funding Agent and a Class A Committed Note Purchaser

BANK OF AMERICA, N.A., as a Class A Committed Note Purchaser
Class A Initial Investor Group Principal Amount: $157,343,335.56
Class A Committed Note Purchaser Percentage: 100%
Class A Maximum Investor Group Principal Amount: $259,766,062.88
Class A Initial Advance Amount: $157,343,335.56
BANK OF AMERICA, N.A., as a Class A Funding Agent and a Class A Committed Note Purchaser

LIBERTY STREET FUNDING LLC, as a Class A Conduit Investor
THE BANK OF NOVA SCOTIA, acting through its New York Agency, as a Class A Committed Note Purchaser
Class A Initial Investor Group Principal Amount: $121,033,335.05
Class A Committed Note Purchaser Percentage: 100%
Class A Maximum Investor Group Principal Amount: $199,820,048.37
Class A Initial Advance Amount: $121,033,335.05
THE BANK OF NOVA SCOTIA, as a Class A Funding Agent and a Class A Committed Note Purchaser, for LIBERTY STREET FUNDING LLC, as a Class A Conduit Investor

SHEFFIELD RECEIVABLES COMPANY LLC, as a Class A Conduit Investor
BARCLAYS BANK PLC, as a Class A Committed Note Purchaser
Class A Initial Investor Group Principal Amount: $121,033,335.05
Class A Committed Note Purchaser Percentage: 100%
Class A Maximum Investor Group Principal Amount: $199,820,048.37
Class A Initial Advance Amount: $121,033,335.05
BARCLAYS BANK PLC, as a Class A Funding Agent and a Class A Committed Note Purchaser, for SHEFFIELD RECEIVABLES COMPANY LLC, as a Class A Conduit Investor

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FAIRWAY FINANCE COMPANY, LLC, as a Class A Conduit Investor
BANK OF MONTREAL, as a Class A Committed Note Purchaser
Class A Initial Investor Group Principal Amount: $121,033,335.05
Class A Committed Note Purchaser Percentage: 100%
Class A Maximum Investor Group Principal Amount: $199,820,048.37
Class A Initial Advance Amount: $121,033,335.05
BMO CAPITAL MARKETS CORP., as a Class A Funding Agent, for FAIRWAY FINANCE COMPANY LLC, as a Class A Conduit Investor, and BANK OF MONTREAL, as a Class A Committed Note Purchaser

ATLANTIC ASSET SECURITIZATION LLC, as a Class A Conduit Investor
CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Class A Committed Note Purchaser
Class A Initial Investor Group Principal Amount: $121,033,335.05
Class A Committed Note Purchaser Percentage: 100%
Class A Maximum Investor Group Principal Amount: $199,820,048.37
Class A Initial Advance Amount: $121,033,335.05
CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Class A Funding Agent and a Class A Committed Note Purchaser, for ATLANTIC ASSET SECURITIZATION LLC, as a Class A Conduit Investor

VERSAILLES ASSETS LLC, as a Class A Conduit Investor
VERSAILLES ASSETS LLC, as a Class A Committed Note Purchaser
Class A Initial Investor Group Principal Amount: $96,826,668.03
Class A Committed Note Purchaser Percentage: 100%
Class A Maximum Investor Group Principal Amount: $159,856,038.69
Class A Initial Advance Amount: $96,826,668.03
NATIXIS NEW YORK BRANCH, as a Class A Funding Agent, for VERSAILLES ASSETS LLC, as a Class A Conduit Investor and a Class A Committed Note Purchaser

THE ROYAL BANK OF SCOTLAND PLC, as a Class A Committed Note Purchaser
Class A Initial Investor Group Principal Amount: $121,033,335.05
Class A Committed Note Purchaser Percentage: 100%
Class A Maximum Investor Group Principal Amount: $199,820,048.37
Class A Initial Advance Amount: $121,033,335.05
THE ROYAL BANK OF SCOTLAND PLC, as a Class A Funding Agent and a Class A Committed Note Purchaser

MIZUHO BANK, LTD., as a Class A Committed Note Purchaser
Class A Initial Investor Group Principal Amount: $121,033,335.05
Class A Committed Note Purchaser Percentage: 100%
Class A Maximum Investor Group Principal Amount: $199,820,048.37
Class A Initial Advance Amount: $121,033,335.05
MIZUHO BANK, LTD., as a Class A Funding Agent and a Class A Committed Note Purchaser

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OLD LINE FUNDING, LLC, as a Class A Conduit Investor
ROYAL BANK OF CANADA, as a Class A Committed Note Purchaser
Class A Initial Investor Group Principal Amount: $121,033,335.05
Class A Committed Note Purchaser Percentage: 100%
Class A Maximum Investor Group Principal Amount: $199,820,048.37
Class A Initial Advance Amount: $121,033,335.05
ROYAL BANK OF CANADA, as a Class A Funding Agent and a Class A Committed Note Purchaser, for OLD LINE FUNDING, LLC, as a Class A Conduit Investor

STARBIRD FUNDING CORPORATION, as a Class A Conduit Investor
BNP PARIBAS, as a Class A Committed Note Purchaser
Class A Initial Investor Group Principal Amount: $72,620,001.03
Class A Committed Note Purchaser Percentage: 100%
Class A Maximum Investor Group Principal Amount: $119,892,029.02
Class A Initial Advance Amount: $72,620,001.03
BNP PARIBAS, as a Class A Funding Agent and a Class A Committed Note Purchaser, for STARBIRD FUNDING CORPORATION, as a Class A Conduit Investor

GOLDMAN SACHS BANK USA, as a Class A Committed Note Purchaser
Class A Initial Investor Group Principal Amount: $121,033,335.05
Class A Committed Note Purchaser Percentage: 100%
Class A Maximum Investor Group Principal Amount: $199,820,048.37
Class A Initial Advance Amount: $121,033,335.05
GOLDMAN SACHS BANK USA, as a Class A Funding Agent and a Class A Committed Note Purchaser

GRESHAM RECEIVABLES (NO. 29) LTD, as a Class A Conduit Investor
GRESHAM RECEIVABLES (NO. 29) LTD, as a Class A Committed Note Purchaser
Class A Initial Investor Group Principal Amount: $121,033,335.05
Class A Committed Note Purchaser Percentage: 100%
Class A Maximum Investor Group Principal Amount: $199,820,048.37
Class A Initial Advance Amount: $121,033,335.05
LLOYDS BANK PLC, as a Funding Agent, for GRESHAM RECEIVABLES (NO. 29) LTD, as a Class A Conduit Investor and a Class A Committed Note Purchaser

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CHARTA LLC, as a Class A Conduit Investor
CAFCO LLC, as a Class A Conduit Investor
CRC FUNDING LLC, as a Class A Conduit Investor
CIESCO LLC, as a Class A Conduit Investor
CITIBANK, N.A., as a Class A Committed Note Purchaser
Class A Initial Investor Group Principal Amount: $72,620,001.03
Class A Committed Note Purchaser Percentage: 100%
Class A Maximum Investor Group Principal Amount: $119,892,029.02
Class A Initial Advance Amount: $72,620,001.03
CITIBANK, N.A., as a Class A Funding Agent and a Class A Committed Note Purchaser, for CHARTA LLC, CAFCO LLC, CRC FUNDING LLC and CIESCO LLC, as Class A Conduit Investors

CITIZENS BANK, N.A., as a Class A Committed Note Purchaser
Class A Initial Investor Group Principal Amount: $0.00
Class A Committed Note Purchaser Percentage: 100%
Class A Maximum Investor Group Principal Amount: $199,820,048.37
Class A Initial Advance Amount: $0.00
CITIZENS BANK, N.A., as a Class A Funding Agent and a Class A Committed Note Purchaser

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SCHEDULE IV
DEUTSCHE BANK AG, NEW YORK BRANCH, as a Class B Committed Note Purchaser
Class B Initial Investor Group Principal Amount: $7,651,532.68
Class B Committed Note Purchaser Percentage: 100%
Class B Maximum Investor Group Principal Amount: $12,632,301.91
Class B Initial Advance Amount: $7,651,532.68
DEUTSCHE BANK AG, NEW YORK BRANCH, as a Class B Funding Agent and a Class B Committed Note Purchaser

BANK OF AMERICA, N.A., as a Class B Committed Note Purchaser
Class B Initial Investor Group Principal Amount: $9,946,992.48
Class B Committed Note Purchaser Percentage: 100%
Class B Maximum Investor Group Principal Amount: $16,421,992.48
Class B Initial Advance Amount: $9,946,992.48
BANK OF AMERICA, N.A., as a Class B Funding Agent and a Class B Committed Note Purchaser

LIBERTY STREET FUNDING LLC, as a Class B Conduit Investor
THE BANK OF NOVA SCOTIA, acting through its New York Agency, as a Class B Committed Note Purchaser
Class B Initial Investor Group Principal Amount: $7,651,532.68
Class B Committed Note Purchaser Percentage: 100%
Class B Maximum Investor Group Principal Amount: $12,632,301.91
Class B Initial Advance Amount: $7,651,532.68
THE BANK OF NOVA SCOTIA, as a Class B Funding Agent and a Class B Committed Note Purchaser, for LIBERTY STREET FUNDING LLC, as a Class B Conduit Investor

SHEFFIELD RECEIVABLES COMPANY LLC, as a Class B Conduit Investor
BARCLAYS BANK PLC, as a Class B Committed Note Purchaser
Class B Initial Investor Group Principal Amount: $7,651,532.68
Class B Committed Note Purchaser Percentage: 100%
Class B Maximum Investor Group Principal Amount: $12,632,301.91
Class B Initial Advance Amount: $7,651,532.68
BARCLAYS BANK PLC, as a Class B Funding Agent and a Class B Committed Note Purchaser, for SHEFFIELD RECEIVABLES COMPANY LLC, as a Class B Conduit Investor

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FAIRWAY FINANCE COMPANY, LLC, as a Class B Conduit Investor
BANK OF MONTREAL, as a Class B Committed Note Purchaser
Class B Initial Investor Group Principal Amount: $7,651,532.68
Class B Committed Note Purchaser Percentage: 100%
Class B Maximum Investor Group Principal Amount: $12,632,301.91
Class B Initial Advance Amount: $7,651,532.68
BMO CAPITAL MARKETS CORP., as a Class B Funding Agent, for FAIRWAY FINANCE COMPANY LLC, as a Class B Conduit Investor, and BANK OF MONTREAL, as a Class B Committed Note Purchaser

ATLANTIC ASSET SECURITIZATION LLC, as a Class B Conduit Investor
CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Class B Committed Note Purchaser
Class B Initial Investor Group Principal Amount: $7,651,532.68
Class B Committed Note Purchaser Percentage: 100%
Class B Maximum Investor Group Principal Amount: $12,632,301.91
Class B Initial Advance Amount: $7,651,532.68
CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Class B Funding Agent and a Class B Committed Note Purchaser, for ATLANTIC ASSET SECURITIZATION LLC, as a Class B Conduit Investor

VERSAILLES ASSETS LLC, as a Class B Conduit Investor
VERSAILLES ASSETS LLC, as a Class B Committed Note Purchaser
Class B Initial Investor Group Principal Amount: $6,121,226.14
Class B Committed Note Purchaser Percentage: 100%
Class B Maximum Investor Group Principal Amount: $10,105,841.53
Class B Initial Advance Amount: $6,121,226.14
NATIXIS NEW YORK BRANCH, as a Class B Funding Agent, for VERSAILLES ASSETS LLC, as a Class B Conduit Investor and a Class B Committed Note Purchaser

THE ROYAL BANK OF SCOTLAND PLC, as a Class B Committed Note Purchaser
Class B Initial Investor Group Principal Amount: $7,651,532.68
Class B Committed Note Purchaser Percentage: 100%
Class B Maximum Investor Group Principal Amount: $12,632,301.91
Class B Initial Advance Amount: $7,651,532.68
THE ROYAL BANK OF SCOTLAND PLC, as a Class B Funding Agent and a Class B Committed Note Purchaser

MIZUHO BANK, LTD., as a Class B Committed Note Purchaser
Class B Initial Investor Group Principal Amount: $7,651,532.68
Class B Committed Note Purchaser Percentage: 100%
Class B Maximum Investor Group Principal Amount: $12,632,301.91
Class B Initial Advance Amount: $7,651,532.68
MIZUHO BANK, LTD., as a Class B Funding Agent and a Class B Committed Note Purchaser

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OLD LINE FUNDING, LLC, as a Class B Conduit Investor
ROYAL BANK OF CANADA, as a Class B Committed Note Purchaser
Class B Initial Investor Group Principal Amount: $7,651,532.68
Class B Committed Note Purchaser Percentage: 100%
Class B Maximum Investor Group Principal Amount: $12,632,301.91
Class B Initial Advance Amount: $7,651,532.68
ROYAL BANK OF CANADA, as a Class B Funding Agent and a Class B Committed Note Purchaser, for OLD LINE FUNDING, LLC, as a Class B Conduit Investor

STARBIRD FUNDING CORPORATION, as a Class B Conduit Investor
BNP PARIBAS, as a Class B Committed Note Purchaser
Class B Initial Investor Group Principal Amount: $4,590,919.61
Class B Committed Note Purchaser Percentage: 100%
Class B Maximum Investor Group Principal Amount: $7,579,381.15
Class B Initial Advance Amount: $4,590,919.61
BNP PARIBAS, as a Class B Funding Agent and a Class B Committed Note Purchaser, for STARBIRD FUNDING CORPORATION, as a Class B Conduit Investor

GOLDMAN SACHS BANK USA, as a Class B Committed Note Purchaser
Class B Initial Investor Group Principal Amount: $7,651,532.68
Class B Committed Note Purchaser Percentage: 100%
Class B Maximum Investor Group Principal Amount: $12,632,301.91
Class B Initial Advance Amount: $7,651,532.68
GOLDMAN SACHS BANK USA, as a Class B Funding Agent and a Class B Committed Note Purchaser

GRESHAM RECEIVABLES (NO. 29) LTD, as a Class B Conduit Investor
GRESHAM RECEIVABLES (NO. 29) LTD, as a Class B Committed Note Purchaser
Class B Initial Investor Group Principal Amount: $7,651,532.68
Class B Committed Note Purchaser Percentage: 100%
Class B Maximum Investor Group Principal Amount: $12,632,301.91
Class B Initial Advance Amount: $7,651,532.68
LLOYDS BANK PLC, as a Funding Agent, for GRESHAM RECEIVABLES (NO. 29) LTD, as a Class B Conduit Investor and a Class B Committed Note Purchaser

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CHARTA LLC, as a Class B Conduit Investor
CAFCO LLC, as a Class B Conduit Investor
CRC FUNDING LLC, as a Class B Conduit Investor
CIESCO LLC, as a Class B Conduit Investor
CITIBANK, N.A., as a Class B Committed Note Purchaser
Class B Initial Investor Group Principal Amount: $4,590,919.61
Class B Committed Note Purchaser Percentage: 100%
Class B Maximum Investor Group Principal Amount: $7,579,381.15
Class B Initial Advance Amount: $4,590,919.61
CITIBANK, N.A., as a Class B Funding Agent and a Class B Committed Note Purchaser, for CHARTA LLC, CAFCO LLC, CRC FUNDING LLC and CIESCO LLC, as Class B Conduit Investors

CITIZENS BANK, N.A., as a Class B Committed Note Purchaser
Class B Initial Investor Group Principal Amount: $0.00
Class B Committed Note Purchaser Percentage: 100%
Class B Maximum Investor Group Principal Amount: $12,632,301.91
Class B Initial Advance Amount: $0.00
CITIZENS BANK, N.A., as a Class B Funding Agent and a Class B Committed Note Purchaser

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SCHEDULE V
DEUTSCHE BANK AG, NEW YORK BRANCH, as a Class C Committed Note Purchaser
Class C Initial Investor Group Principal Amount: $10,433,908.19
Class C Committed Note Purchaser Percentage: 100%
Class C Maximum Investor Group Principal Amount: $17,225,866.24
Class C Initial Advance Amount: $10,433,908.19
DEUTSCHE BANK AG, NEW YORK BRANCH, as a Class C Funding Agent and a Class C Committed Note Purchaser

BANK OF AMERICA, N.A., as a Class C Committed Note Purchaser
Class C Initial Investor Group Principal Amount: $13,564,080.65
Class C Committed Note Purchaser Percentage: 100%
Class C Maximum Investor Group Principal Amount: $22,393,626.11
Class C Initial Advance Amount: $13,564,080.65
BANK OF AMERICA, N.A., as a Class C Funding Agent and a Class C Committed Note Purchaser

LIBERTY STREET FUNDING LLC, as a Class C Conduit Investor
THE BANK OF NOVA SCOTIA, acting through its New York Agency, as a Class C Committed Note Purchaser
Class C Initial Investor Group Principal Amount: $10,433,908.19
Class C Committed Note Purchaser Percentage: 100%
Class C Maximum Investor Group Principal Amount: $17,225,866.24
Class C Initial Advance Amount: $10,433,908.19
THE BANK OF NOVA SCOTIA, as a Class C Funding Agent and a Class C Committed Note Purchaser, for LIBERTY STREET FUNDING LLC, as a Class C Conduit Investor

SHEFFIELD RECEIVABLES COMPANY LLC, as a Class C Conduit Investor
BARCLAYS BANK PLC, as a Class C Committed Note Purchaser
Class C Initial Investor Group Principal Amount: $10,433,908.19
Class C Committed Note Purchaser Percentage: 100%
Class C Maximum Investor Group Principal Amount: $17,225,866.24
Class C Initial Advance Amount: $10,433,908.19
BARCLAYS BANK PLC, as a Class C Funding Agent and a Class C Committed Note Purchaser, for SHEFFIELD RECEIVABLES COMPANY LLC, as a Class C Conduit Investor

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FAIRWAY FINANCE COMPANY, LLC, as a Class C Conduit Investor
BANK OF MONTREAL, as a Class C Committed Note Purchaser
Class C Initial Investor Group Principal Amount: $10,433,908.19
Class C Committed Note Purchaser Percentage: 100%
Class C Maximum Investor Group Principal Amount: $17,225,866.24
Class C Initial Advance Amount: $10,433,908.19
BMO CAPITAL MARKETS CORP., as a Class C Funding Agent, for FAIRWAY FINANCE COMPANY LLC, as a Class C Conduit Investor, and BANK OF MONTREAL, as a Class C Committed Note Purchaser

ATLANTIC ASSET SECURITIZATION LLC, as a Class C Conduit Investor
CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Class C Committed Note Purchaser
Class C Initial Investor Group Principal Amount: $10,433,908.19
Class C Committed Note Purchaser Percentage: 100%
Class C Maximum Investor Group Principal Amount: $17,225,866.24
Class C Initial Advance Amount: $10,433,908.19
CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Class C Funding Agent and a Class C Committed Note Purchaser, for ATLANTIC ASSET SECURITIZATION LLC, as a Class C Conduit Investor

VERSAILLES ASSETS LLC, as a Class C Conduit Investor
VERSAILLES ASSETS LLC, as a Class C Committed Note Purchaser
Class C Initial Investor Group Principal Amount: $8,347,126.55
Class C Committed Note Purchaser Percentage: 100%
Class C Maximum Investor Group Principal Amount: $13,780,692.99
Class C Initial Advance Amount: $8,347,126.55
NATIXIS NEW YORK BRANCH, as a Class C Funding Agent, for VERSAILLES ASSETS LLC, as a Class C Conduit Investor and a Class C Committed Note Purchaser

THE ROYAL BANK OF SCOTLAND PLC, as a Class C Committed Note Purchaser
Class C Initial Investor Group Principal Amount: $10,433,908.19
Class C Committed Note Purchaser Percentage: 100%
Class C Maximum Investor Group Principal Amount: $17,225,866.24
Class C Initial Advance Amount: $10,433,908.19
THE ROYAL BANK OF SCOTLAND PLC, as a Class C Funding Agent and a Class C Committed Note Purchaser

MIZUHO BANK, LTD., as a Class C Committed Note Purchaser
Class C Initial Investor Group Principal Amount: $10,433,908.19
Class C Committed Note Purchaser Percentage: 100%
Class C Maximum Investor Group Principal Amount: $17,225,866.24
Class C Initial Advance Amount: $10,433,908.19
MIZUHO BANK, LTD., as a Class C Funding Agent and a Class C Committed Note Purchaser

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OLD LINE FUNDING, LLC, as a Class C Conduit Investor
ROYAL BANK OF CANADA, as a Class C Committed Note Purchaser
Class C Initial Investor Group Principal Amount: $10,433,908.19
Class C Committed Note Purchaser Percentage: 100%
Class C Maximum Investor Group Principal Amount: $17,225,866.24
Class C Initial Advance Amount: $10,433,908.19
ROYAL BANK OF CANADA, as a Class C Funding Agent and a Class C Committed Note Purchaser, for OLD LINE FUNDING, LLC, as a Class C Conduit Investor

STARBIRD FUNDING CORPORATION, as a Class C Conduit Investor
BNP PARIBAS, as a Class C Committed Note Purchaser
Class C Initial Investor Group Principal Amount: $6,260,344.91
Class C Committed Note Purchaser Percentage: 100%
Class C Maximum Investor Group Principal Amount: $10,335,519.74
Class C Initial Advance Amount: $6,260,344.91
BNP PARIBAS, as a Class C Funding Agent and a Class C Committed Note Purchaser, for STARBIRD FUNDING CORPORATION, as a Class C Conduit Investor

GOLDMAN SACHS BANK USA, as a Class C Committed Note Purchaser
Class C Initial Investor Group Principal Amount: $10,433,908.19
Class C Committed Note Purchaser Percentage: 100%
Class C Maximum Investor Group Principal Amount: $17,225,866.24
Class C Initial Advance Amount: $10,433,908.19
GOLDMAN SACHS BANK USA, as a Class C Funding Agent and a Class C Committed Note Purchaser

GRESHAM RECEIVABLES (NO. 29) LTD, as a Class C Conduit Investor
GRESHAM RECEIVABLES (NO. 29) LTD, as a Class C Committed Note Purchaser
Class C Initial Investor Group Principal Amount: $10,433,908.19
Class C Committed Note Purchaser Percentage: 100%
Class C Maximum Investor Group Principal Amount: $17,225,866.24
Class C Initial Advance Amount: $10,433,908.19
LLOYDS BANK PLC, as a Funding Agent, for GRESHAM RECEIVABLES (NO. 29) LTD, as a Class C Conduit Investor and a Class C Committed Note Purchaser

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CHARTA LLC, as a Class C Conduit Investor
CAFCO LLC, as a Class C Conduit Investor
CRC FUNDING LLC, as a Class C Conduit Investor
CIESCO LLC, as a Class C Conduit Investor
CITIBANK, N.A., as a Class C Committed Note Purchaser
Class C Initial Investor Group Principal Amount: $6,260,344.91
Class C Committed Note Purchaser Percentage: 100%
Class C Maximum Investor Group Principal Amount: $10,335,519.74
Class C Initial Advance Amount: $6,260,344.91
CITIBANK, N.A., as a Class C Funding Agent and a Class C Committed Note Purchaser, for CHARTA LLC, CAFCO LLC, CRC FUNDING LLC and CIESCO LLC, as Class C Conduit Investors

CITIZENS BANK, N.A., as a Class C Committed Note Purchaser
Class C Initial Investor Group Principal Amount: $0.00
Class C Committed Note Purchaser Percentage: 100%
Class C Maximum Investor Group Principal Amount: $17,225,866.24
Class C Initial Advance Amount: $0.00
CITIZENS BANK, N.A., as a Class C Funding Agent and a Class C Committed Note Purchaser

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